Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Fremont General Corporation	Case Number:	8:08-bk-13421

	Operating Report Number:	19

Debtor	For the Month Ending:	31-Dec-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		26,838,908

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL		26,836,277

ACCOUNT REPORTS

3. BEGINNING BALANCE:		2,632

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	1,488,000

TOTAL RECEIPTS THIS PERIOD:		1,488,000

5. BALANCE:		1,490,632

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		1,487,882

7. ENDING BALANCE:		2,750

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
12/2/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		$1,485	$1,485
12/2/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
12/2/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
12/2/2009	wire	David S. Depillo	Director Fees		5,833	5,833
12/2/2009	wire	Barney Northcote	Director Fees		5,833	5,833
12/2/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
12/2/2009	wire	Patton Boggs LLP	Professional fees		66,371	66,371
12/2/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		242,789	242,789
12/2/2009	6000000484	LA Fine Arts	A/P vendor payments		330	330
12/2/2009	6000000485	Stephen H. Gordon	Director Fees		5,833	5,833
12/9/2009	wire	Ernst & Young	Professional fees		9,720	9,720
12/9/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		11,558	11,558
12/9/2009	wire	Willenken Wilson Loh and Lieb LLP	Professional fees		12,055	12,055
12/9/2009	wire	Caldwell Law Firm	Professional fees		20,856	20,856
12/9/2009	wire	Solon Group, Inc.	Professional fees		24,180	24,180
12/9/2009	wire	FTI Consulting	Professional fees		79,107	79,107
12/9/2009	wire	Patton Boggs LLP	Professional fees		107,296	107,296
12/16/2009	wire	Thomson Financial	A/P vendor payments		10,678	10,678
12/16/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		165,037	165,037
12/16/2009	6000000486	Broadridge	A/P vendor payments		1,139	1,139
12/16/2009	6000000487	Scarpello and Huss Ltd	A/P vendor payments		150	150
12/16/2009	6000000488	Secretary of State	Filing Fee		11,300	11,300
12/21/2009	wire	Wells Fargo	Client Analysis Service Charge		2,670	2,670
12/23/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		640	640
12/23/2009	wire	Caldwell Law Firm	Professional fees		5,491	5,491
12/23/2009	wire	Solon Group, Inc.	Professional fees		7,293	7,293
12/23/2009	wire	FTI Consulting	Professional fees		10,270	10,270
12/23/2009	wire	Bocarsly Emden Cowan	Professional fees		16,601	16,601
12/23/2009	wire	Kurtzman Carson Consultants	Professional fees		29,639	29,639
12/23/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		79,530	79,530
12/23/2009	wire	CRG Partners Group LLC	Professional fees		81,187	81,187
12/23/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		138,780	138,780
12/23/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		159,958	159,958
12/23/2009	6000000489	Mellon Investor Services LLC	A/P vendor payments		8,135	8,135
12/30/2009	wire	Solon Group, Inc.	Professional fees		12,272	12,272
12/30/2009	wire	Patton Boggs LLP	Professional fees		116,871	116,871
12/30/2009	6000000490	LA Fine Arts	A/P vendor payments		330	330

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$1,487,882	$1,487,882

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	12/31/2009	Balance on Statement:	$22,363

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				$—

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount
	6000000451	7/29/2009	2,000
	6000000485	12/2/2009	5,833
	6000000487	12/16/2009	150
	6000000488	12/16/2009	11,300
	6000000490	12/30/2009	330
TOTAL OUTSTANDING CHECKS:				$19,613

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$2,750

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	38,139,008

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	12,926,227

3. BEGINNING BALANCE:	25,212,780

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	—

Interest Income	2,487

TOTAL RECEIPTS THIS PERIOD:	2,487

5. BALANCE:	25,215,267

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)	1,488,000

Disbursements (from page 5)	3,140

7. ENDING BALANCE:	23,724,127

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
12/2/2009	wire	Fremont General Corporation	Bank account transfer	$366,000		$366,000
12/9/2009	wire	Fremont General Corporation	Bank account transfer	264,000		264,000
12/16/2009	wire	Fremont General Corporation	Bank account transfer	189,000		189,000
12/21/2009	wire	Wells Fargo	Client Analysis Service Charge		3,140	3,140
12/23/2009	wire	Fremont General Corporation	Bank account transfer	540,000		540,000
12/30/2009	wire	Fremont General Corporation	Bank account transfer	129,000		$129,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,488,000	$3,140	$1,491,140

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:		12/31/2009	Balance on Statement:	$23,724,127

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$23,724,127

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:                                                                        December 31, 2009

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding	—	—	N/A
State Withholding	—	—	N/A
FICA- Employer’s Share	—	—	N/A
FICA- Employee’s Share	—	—	N/A
Federal Unemployment	—	—	N/A
Sales and Use	—	—	N/A
Real Property	—	—	N/A
Other:

TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	12/31/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:		2,750

	Money Market Account:		23,724,127

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				23,726,877

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	23,409	—	—
31 - 60 days	—	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	6,273	118,819

TOTAL:	29,682	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-1/01/10	1/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Platte River	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-1/01/10	1/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess E&O	5,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,749	21-Oct-2009	9,749	—
December 31, 2009	2,864,479	9,750		—	9,750
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		55,250		45,500	9,750

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	12/31/09	6/19/08-12/31/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—

Compensation — regular (intercompany allocation)	110,149	2,371,901

Compensation — group insurance		—

Compensation — 401(k)/ESOP/Incentive	1,254	(1,696,996)

Occupancy	660	511,666

Payroll Taxes		—

Other Taxes (Itemize) (1)	(3,500,000)	(3,500,000)

Information systems		39,722

Advertising and promotion		23,635

Telecom		(115)

Travel		2,670

Printing and supplies	2,125	34,332

Postage		(29,156)

All other	65,089	504,765

Depreciation and Amortization	287	23,266

Rent Expense — Real Property		—

Lease Expense — Personal Property		—

Insurance	163,259	3,002,175

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	(3,157,177)	1,287,865

Net Gain/(Loss) from Operations	3,157,177	(1,287,865)

Non-Operating Income:
Interest Income	2,488	232,778

Net Gain on Sale of Assets (Itemize)		—

Other — Equity in Earnings of Subsidiaries (2)	42,374,820	158,045,168

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	42,377,308	158,202,670

Non-Operating Expenses:
Interest Expense (3)	23,914	440,018

Legal and Professional (Itemize) (4)	1,062,523	16,399,224

Other (Itemize)	—	—

Total Non-Operating Expenses	1,086,437	16,839,242

NET INCOME/(LOSS)	$44,448,048	$140,075,563

Notes:

(1)	Reflects (post-petition) accrual of the estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Reflects the net impact of year end adjustments to the income tax receivable/payable accounts and other loss contingency reserves at the subsidiary level.

(3)	Represents amortization of capitalized debt issuance costs.

(4)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$23,726,877

Accounts Receivable	118,819

Intercompany Receivable	611,991

Prepaid Expenses	2,916,806

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	12,046,837

Other (Itemize) — Investment — FG Financing	3,092,777

Other (Itemize) — Income Tax Receivable (1)	3,500,000

Total Current Assets		46,014,107

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(17,495)

Net Property, Plant, and Equipment		151,501

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,930

Investment in Subsidiary	442,628,193

Total Other Assets		442,643,123

TOTAL ASSETS		$488,808,731

LIABILITIES
Post-petition Liabilities:
Accounts Payable	29,682

Accruals (2)	2,939,443

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other (3)	11,190,989

Total Post-petition Liabilities		14,160,114

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (4)	375,004,770

Total Pre-petition Liabilities		375,004,770

TOTAL LIABILITIES		389,164,884

EQUITY:
Pre-petition Owners’ Equity (5)	(50,669,441)

Post-petition Profit/(Loss)	140,075,563

Direct Charges to Equity	10,237,725

TOTAL EQUITY		99,643,847

TOTAL LIABILITIES & EQUITY		$488,808,731

Notes:

(1)	Reflects (post-petition) estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(3)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $10.7 million.

(4)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.5 million primarily related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(5)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 3 above, and year end adjustments to income tax payable.

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

2.  Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
X

3.  State what progress was made during the reporting period toward filing a plan of reorganization.
During the reporting period, six (6) separate groups filed proposed chapter 11 plans and related disclosure statements, certain of which were revised throughout the reporting period [see, e.g., Docket Nos. 1278-1283, 1285-1288, 1292, 1298-1304, 1330, 1334-1336, 1341-1342 & 1366-1368]. Hearings were scheduled before the Bankruptcy Court for January 8 and 15, 2010, concerning the “adequacy” of those filed disclosure statements and related plan solicitation matters.

4.  Describe potential future developments which may have a significant impact on the case:
At a hearing on January 8, 2010, the Bankruptcy Court approved five (5) of the filed disclosure statements, with certain modifications as noted on the record. Based upon the current schedule, the Debtor anticipates that the solicitation process will begin as to those five competing plans in January 2010, with confirmation hearings set to begin in March 2010.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None.

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,   Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.